UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 6, 2018
Date of Report (Date of earliest event reported)

Axon Enterprise, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16391 (Commission File Number)	86-0741227 (IRS Employer Identification No.)

17800 N. 85th St.
Scottsdale, Arizona 85255
(Address of principal executive offices, including zip code)

(480) 991-0797
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE

Item 8.01 Other Events

On April 6, 2018 Axon Enterprise, Inc. (“Axon”), issued a press release that a Florida federal district court has ruled in favor of Axon against PhaZZer Electronics, Inc. (“PhaZZer”) for its willful infringement of Axon’s patent and trademark rights concerning its sale of the PhaZZer Enforcer CEW ("conducted electrical weapon") and probe cartridges. The award follows the court’s judgment and permanent injunction issued in July 2017 prohibiting PhaZZer from making, using, offering for sale, selling, donating, distributing, importing, or exporting the Enforcer CEW and associated cartridges. The court's ruling makes clear that all Enforcer CEWs are covered by the ban, whether or not they have dataports. The full press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)        Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release Dated April 6, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2018	Axon Enterprise, Inc.
	By:	/s/ DOUGLAS E. KLINT
Douglas E. Klint
General Counsel